UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 14, 2017 (September 14, 2017)

GENERAL DYNAMICS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-3671	13-1673581
(State or Other Jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2941 Fairview Park Drive, Suite 100, Falls Church, Virginia		22042-4513
(Address of principal executive offices)		(Zip code)

(703) 876-3000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d- 2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01 Other Events

On September 14, 2017, General Dynamics Corporation (the “Corporation”) completed the sale of an aggregate of $1 billion principal amount of notes as follows:

•	$500 million aggregate principal amount of 2.375% Notes due 2024 and

•	$500 million aggregate principal amount of 2.625% Notes due 2027.

The notes were sold pursuant to an underwriting agreement dated September 11, 2017, between the Corporation and certain of its subsidiaries and J.P. Morgan Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and BBVA Securities Inc., as representatives of the underwriters named therein.

The notes were issued pursuant to the Second Supplemental Indenture, dated as of September 14, 2017, under the Indenture, dated as of March 24, 2015, among the Corporation, the Guarantors (as defined therein) and The Bank of New York Mellon, as Trustee.

The offering of the notes was registered pursuant to the Corporation’s Registration Statement on Form S-3ASR (Registration No. 333-202961), which was previously filed with the Securities and Exchange Commission on March 24, 2015.

Copies of the Underwriting Agreement and the Second Supplemental Indenture are filed as exhibits hereto and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

1.1	Underwriting Agreement, dated September 11, 2017, among General Dynamics Corporation, the Guarantors named therein and J.P. Morgan Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and BBVA Securities Inc., as representatives of the underwriters named therein.

4.1	Second Supplemental Indenture, dated as of September 14, 2017, among General Dynamics Corporation, the Guarantors named therein and The Bank of New York Mellon, as Trustee (includes forms of 2.375% Note due 2024 and 2.625% Note due 2027).

5.1	Opinion of Jenner & Block LLP.

23.1	Consent of Jenner & Block LLP (included in Exhibit 5.1).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENERAL DYNAMICS CORPORATION

By:	/s/ William A. Moss
William A. Moss
Vice President and Controller
(Authorized Officer and Chief Accounting
Officer)

Dated: September 14, 2017